FGT3 P2 0618

SUPPLEMENT DATED JUNE 1, 2018

TO THE PROSPECTUS DATED DECEMBER 1, 2017

OF

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

(a series of Franklin Global Trust)

The Prospectus is amended as follows:

I.  The portfolio management team under “FUND SUMMARY – Portfolio Managers” section on page 16 is revised as follows:

Portfolio Managers

Edwin Lugo, CFA   Research Analyst of FT Institutional and Portfolio Manager of the Fund since 2006.

Pankaj Nevatia  Research Analyst of FT Institutional and Portfolio Manager of the Fund since June 2018.

II.  For the Franklin International Small Cap Growth Fund, the portfolio management team under “FUND DETAILS – Management” section on page 37 is revised as follows:

The Fund is managed by a team of dedicated professionals focused on investments in international securities. The portfolio managers of the team are as follows:

Edwin Lugo, CFA   Portfolio Manager of FT Institutional

Mr. Lugo has been lead portfolio manager of the Fund since 2006. Mr. Lugo has primary responsibility for the investments of the Fund. Mr. Lugo has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which Mr. Lugo may perform these functions, and the nature of these functions, may change from time to time. Mr. Lugo joined FT Institutional in 2006.

Pankaj Nevatia  Portfolio Manager of FT Institutional

Mr. Nevatia has been a portfolio manager of the fund since June 2018, providing research and advice on the purchases and sales of individual securities, and portfolio management risk assessment. He joined Franklin Templeton in 2010.

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